Exhibit 10.34

D-WAVE SYSTEMS INC.

FORM OF 2020 EQUITY INCENTIVE PLAN

AWARD AGREEMENT - OPTION

Date:

To: Jennifer Houston

[*****]

[*****]

(the “Award Holder”):

D-Wave Systems Inc. (the “Company”) hereby offers the Award Holder the following option to purchase Shares of the Company pursuant to the 2020 Equity Incentive Plan established by the Company (the “Plan”) subject to the additional terms and conditions set out below (the “Award”), and this agreement being the “Award Agreement”). All capitalized terms not otherwise defined in this Agreement have the meaning ascribed to them in the Plan.

I.	NOTICE OF AWARD

This Award is subject to the terms and conditions of the Plan, which are deemed to be incorporated in this Award Agreement, and is subject to the following specific provisions:

Date of Grant:

Vesting Start Date

Number of Shares:	Common Shares

Exercise Price:	US$0.82 per Share (the “Exercise Price”)

Term:	10 years from the Date of Grant, unless earlier terminated in accordance with the Plan.

Exercise Period:	From the Date of Grant until the Expiry Date

Vesting Periods:	The Award will vest as follows:

(a)   25% upon the Award Holder’s completion of twelve months of full-time active employment (see Note 3) with D-Wave or one of D-Wave’s wholly-owned subsidiaries (together, the “D-Wave Group”) following the Vesting Start Date; and

(b)   the remaining 75% 1/36 (2.77%) at the end of each month of full-time Active Employment by the Award Holder with the D-Wave Group thereafter such that the Option will be fully vested after the Award Holder has completed, commencing on the Vesting Start Date, 48 months of full- time Active Employment with the D-Wave Group, except that in the event a Change in Control of D-Wave as defined in the Plan occurs and the Award Holder’s employment with the D-Wave Group is terminated by the D-Wave Group without cause within 12 months after the Change in Control, that portion of the Award which would, but for the Award Holder’s termination, have vested within the 12 months following the Change in Control will vest immediately on the date of the termination.

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

“Active Employment” means that the Award Holder is actively engaged in providing services to the D-Wave Group. If the Award Holder’s employment is terminated involuntarily, the Award Holders’ Active Employment immediately ceases and vesting immediately ceases on the date that the Award Holder is provided with notice of termination of employment. Vesting will not continue even if the Award Holder continues to receive compensatory payments or pay in lieu of working notice from a member of the D-Wave Group. If the Award Holders’ employment is terminated voluntarily by the Award Holder delivering a notice of resignation, the Award Holder’s Active Employment ceases and vesting immediately ceases on the date specified in such resignation notice as the last day of work by the Award Holder.

Expiry Date:

In no event may this Award be exercised after the Term as provided above and this Award may be subject to earlier termination as provided in the Plan.

This Award may be exercised in whole or in part at any time during the Exercise Period by notice in writing to the Company in the form of the Exercise Notice (attached as Schedule B to the Plan, a copy of which is attached to this Award Agreement) specifying: (a) the Award Holder’s desire to exercise this Award to purchase Shares; (b) the number of Shares with respect to which the Award Holder is exercising this Award; (c) the aggregate Exercise Price. The Company may also require the Award Holder to sign further documentation in respect of the Shares to be purchased.

As noted in the Plan, the Shares to be issued to the Award Holder as a result of the exercise of this Award may only be issued if the issuance is in compliance with applicable securities laws. Such Shares are subject to the Constating Documents. The sale by the Award Holder of those Shares is subject to the resale rules under applicable securities laws and the Constating Documents. If the Award Holder is in doubt about the requirements of applicable securities laws or the Constating Documents, the Award Holder should seek independent legal advice.

II.	AGREEMENT

1. Grant of Award. The Administrator of the Company hereby grants to the Award Holder, this Award to purchase the number of Shares set forth in the Notice of Award above, at the Exercise Price per Share set forth in the Notice of Award above, and subject to the terms and conditions of the Plan, which is incorporated herein by reference.

2. Exercise of Award.

(a) Right to Exercise. This Award shall be exercisable during its term in accordance with the Vesting Period set out in the Notice of Award above and with the applicable provisions of the Plan and this Award Agreement.

(b) Method of Exercise. This Award shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Award, the number of Shares with respect to which the Award is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Award shall be deemed to be exercised upon

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Award unless such issuance and such exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Award Holder on the date on which the Award is exercised with respect to such Shares.

3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination of (a), (b) and (d), at the election of the Award Holder:

(a) cash;

(b) cheque;

(c) upon approval of the Board, and at the Board’s sole and absolute discretion, consideration received by the Company in a form other than (a) or (b); or

(d) for Award Holders not subject to tax in Canada, surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

4. Restrictions on Exercise. This Award may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.

5. Non-Transferability. Neither this Award Agreement nor any portion of the Award may be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Award Holder only by the Award Holder. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Award Holder.

6. Term of Award. This Award may be exercised only within the term set out in the Notice of Award above, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

7. Award Holder’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Award is exercised, the Award Holder shall, if required by the Company, concurrently with the exercise of all or any portion of this Award, deliver to the Company their Investment Representation Statement in the form attached hereto as Exhibit B, or in such other form as the Company may require.

8. Reliance End Date. Until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), the Award Holder shall not transfer this Award or, prior to exercise, the Shares subject to this Award, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Award Holder upon the death or Disability of the Award Holder. Until the Reliance End Date, the Award and, prior to exercise, the Shares subject to this Award, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

9. Lock-Up Period. The Award Holder hereby agrees that the Award Holder shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Shares (or other securities) of the Company held by the Award Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Shares (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

The Award Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Shares (or other securities) of the Company, the Award Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Shares (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. the Award Holder agrees that any transferee of the Award or Shares acquired pursuant to the Award shall be bound by this Section 9.

10. Tax Obligations.

(a) Tax Withholding. The Award Holder agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Award Holder) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Award exercise. the Award Holder acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Award granted to the Award Holder herein is an ISO, and if the Award Holder sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, the Award Holder shall immediately notify the Company in writing of such disposition. The Award Holder agrees that the Award Holder may be subject to income tax withholding by the Company on the compensation income recognized by the Award Holder.

(c) Code Section 409A. Under Code Section 409A, an Option that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Award that is a “discount option” may result in (i) income recognition by the Award Holder prior to the exercise of the Award, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Award Holder. The Award Holder acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

Share exercise price of this Award equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. The Award Holder agrees that if the IRS determines that the Award was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, the Award Holder shall be solely responsible for the Award Holder’s costs related to such a determination.

11. Drag Along.

(a) Definitions in this Section are as set out in the Shareholder Agreement (defined in Article 9.1 of the Company’s articles (the “Articles”)) amongst the Company and certain of its shareholders dated April 14, 2020, as amended from time to time.

(b) If:

(i)

Bound Shareholders (the “Selling Shareholders”), holding not less than 75% of the Equity Securities (calculated on a Fully Diluted Basis) that are subject to the SHA, approve the Transfer to a Person or Persons acting jointly or in concert (a “Drag Along Purchaser”) of all of their Equity Securities; and

(ii)

the Drag Along Purchaser offers to acquire all of the remaining outstanding Equity Securities of all other kinds or classes from each of the other securityholders of the Company on equivalent terms and conditions for each kind or class of security, mutatis mutandis, as those agreed to by the Selling Shareholders;

(the “Drag Along Offer”), then the Award Holder must Transfer this Award to the Drag Along Purchaser in accordance with the terms and conditions of the Drag Along Offer. Notwithstanding the foregoing: (A) if the Transfer of the Equity Securities of the Selling Shareholders and the Other Securityholders to the Drag Along Purchaser pursuant to the Drag Along Offer will result in a Change of Control, the accelerated vesting provision in Section I. Notice of Award will be deemed to have occurred immediately prior to the change of control; and (B) the Selling Shareholders will provide the Award Holder with at least fifteen (15) days’ notice prior to the Transfer requirement being effective, in order that the Award Holder may exercise any vested portion of this Award (including the amount that would vest through accelerated vesting) prior to the requirement to Transfer this Award.

(c) Proxy and Power of Attorney. Award Holder hereby constitutes and appoints as the proxy of the Award Holder and hereby grants a power of attorney to the Chief Executive Officer of the Company, with full power of substitution, to execute and deliver the documentation referred to in this Section 11 on behalf of the Award Holder if the Award Holder fails to Transfer this Award to the Drag Along Purchaser within fifteen (15) days of a request to do so being made by the Company. This proxy and power of attorney is given in consideration of the agreements and covenants of the Company and the Award Holder in connection with the transactions contemplated by this Award Agreement and, as such, each is coupled with an interest and will be irrevocable unless and until this Award Agreement terminates or expires. Award Holder revokes any and all previous proxies or powers of attorney with respect to the Award and will not hereafter, unless and until this Award Agreement terminates or expires, purport to grant any other proxy or power of attorney with respect to the Award, deposit the Award into a voting trust or enter into any agreement (other than this Award Agreement), arrangement or understanding with any Person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the Award or this Award Agreement.

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

(d) Joinder to Shareholder Agreement. As required by Article 27.4 of the Articles, as a condition of receiving this Award, the Award Holder must become a party to the Shareholder Agreement by executing the joinder to the Shareholder Agreement attached as Exhibit C unless the Award Holder is already a party to the Shareholder Agreement.

12. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Award Holder with respect to the subject matter hereof, and may not be modified adversely to the Award Holder’s interest except by means of a writing signed by the Company and the Award Holder. This Award Agreement is governed by the internal substantive laws but not the choice of law rules of British Columbia.

13. No Guarantee of Continued Service. THE AWARD HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE AWARD PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING THE AWARD HOLDER) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. THE AWARD HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE AWARD HOLDER’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING THE AWARD HOLDER) TO TERMINATE THE AWARD HOLDER’S RELATIONSHIP AS AN EMPLOYEE, DIRECTOR OR CONSULTANT AT ANY TIME, WITH OR WITHOUT CAUSE.

The Award Holder acknowledges receipt of a copy of the Plan and represents that they are familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions thereof. The Award Holder has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Award Agreement. The Award Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement. The Award Holder further agrees to notify the Company upon any change in the residence address indicated below.

AWARD HOLDER	D-WAVE SYSTEMS INC.

Signature	By

Print Name	Print Name

Residence Address (Line 1)	Title

Residence Address (Line 2)

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

EXHIBIT A

D-WAVE SYSTEMS INC.

2020 EQUITY INCENTIVE PLAN

AWARD EXERCISE NOTICE - OPTION

To:	D-WAVE SYSTEMS INC.

1. Exercise of Award. Effective as of today,             , 20    , the undersigned (the “Award Holder”) hereby elects to exercise the Award Holder’s Option to purchase Common Shares of (the “Shares”) of D-Wave Systems Inc. (the “Company”) under and pursuant to the 2020 Equity Incentive Plan (the “Plan”, and the Option being the “Award”) and the agreement between the Award Holder and the Company dated             , 20      (the “Award Agreement”).

2. Delivery of Payment. the Award Holder herewith delivers to the Company the full purchase price of the Shares, as set forth in the Award Agreement, and any and all withholding taxes due in connection with the exercise of the Award.

3. Representations of the Award Holder. The Award Holder acknowledges that the Award Holder has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Company’s Right of First Refusal. Before any Shares held by the Award Holder or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 4 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares to an arm’s length Person; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 4 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by cheque), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 4, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within ninety (90) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 4 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 4 notwithstanding, the transfer of any or all of the Shares during the Award Holder’s lifetime or on the Award Holder’s death by will or intestacy to the Award Holder’s Immediate Family or a trust for the benefit of the Award Holder’s Immediate Family shall be exempt from the provisions of this Section 4. “Immediate Family” as used herein means spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 4, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 4.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Shares of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

5. Tax Consultation. The Award Holder understands that the Award Holder may suffer adverse tax consequences as a result of the Award Holder’s purchase or disposition of the Shares. The Award Holder represents that the Award Holder has consulted with any tax consultants the Award Holder deems advisable in connection with the purchase or disposition of the Shares and that the Award Holder is not relying on the Company for any tax advice.

6. Restrictive Legends.

(a) Legends. The Award Holder understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by provincial, state or federal securities laws, including but not limited to the following:

UNLESS PERMITTED UNDER SECURITES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) [insert the distribution date], AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

7. Stop-Transfer Notices. The Award Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

8. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Award Holder and their heirs, executors, administrators, successors and assigns.

10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Award Holder or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

11. Drag Along.

(a) Definitions in this Section are as set out in the Shareholder Agreement (as defined in Article 9.1 of the Company’s articles), as amended from time to time.

(b) If:

(i)

Shareholders of the Company (the “Selling Shareholders”), holding not less than 75% of the Equity Securities (calculated on a Fully Diluted Basis) that are subject to the SHA, approve the Transfer to a Person or Persons acting jointly or in concert (a “Drag Along Purchaser”) of all of their Equity Securities, including their Shares and/or Awards; and

(ii)	the Drag Along Purchaser offers to acquire the Award(s) of Award Holders on equivalent terms and conditions as those agreed to by the Selling Shareholders;

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

(the “Drag Along Offer”), then the Award Holder must Transfer this Award to the Drag Along Purchaser in accordance with the terms and conditions of the Drag Along Offer. Notwithstanding the foregoing: (A) if the Transfer of the Equity Securities of the Selling Shareholders and the Other Securityholders to the Drag Along Purchaser pursuant to the Drag Along Offer will result in a change of control, the accelerated vesting provision in Section I. Notice of Award will be deemed to have occurred immediately prior to the change of control; and (B) the Selling Shareholders will provide the Award Holder with at least fifteen (15) days’ notice prior to the Transfer requirement being effective, in order that the Award Holder may exercise any vested portion of this Award (including the amount that would vest through accelerated vesting) prior to the requirement to Transfer this Award.

(c) Proxy and Power of Attorney. Award Holder hereby constitutes and appoints as the proxy of the Award Holder and hereby grants a power of attorney to the Chief Executive Officer of the Company, with full power of substitution, to execute and deliver the documentation referred to in this Section 11 on behalf of the Award Holder if the Award Holder fails to Transfer this Award to the Drag Along Purchaser within fifteen (15) days of a request to do so being made by the Company. This proxy and power of attorney is given in consideration of the agreements and covenants of the Company and the Award Holder in connection with the transactions contemplated by this Award Agreement and, as such, each is coupled with an interest and will be irrevocable unless and until this Award Agreement terminates or expires. Award Holder revokes any and all previous proxies or powers of attorney with respect to the Award and will not hereafter, unless and until this Award Agreement terminates or expires, purport to grant any other proxy or power of attorney with respect to the Award, deposit the Award into a voting trust or enter into any agreement (other than this Award Agreement), arrangement or understanding with any Person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the Award or this Award Agreement.

(d) Shareholder Agreement. The Award Holder is party to the Shareholder Agreement.

12. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of British Columbia. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13. Entire Agreement. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Award Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Award Holder with respect to the subject matter hereof, and may not be modified adversely to the Award Holder’s interest except by means of a writing signed by the Company and the Award Holder.

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

Submitted by:	Accepted by:
AWARD HOLDER	D-WAVE SYSTEMS INC.

Signature	By

Print Name	Print Name

Title
Address:	Address:

Date Received

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

AWARD HOLDER	:

COMPANY	:	D-WAVE SYSTEMS INC. COMMON SHARES (“the Securities”)

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the Award Holder represents to the Company the following:

(a) The Award Holder is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Award Holder is acquiring these Securities for investment for the Award Holder’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Award Holder acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Award Holder’s investment intent as expressed herein. In this connection, the Award Holder understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Award Holder’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. The Award Holder further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Award Holder further acknowledges and understands that the Company is under no obligation to register the Securities. The Award Holder understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) The Award Holder is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Award to the Award Holder, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand- off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

In the event that the Company does not qualify under Rule 701 at the time of grant of the Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) The Award Holder further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Award Holder understands that no assurances can be given that any such other registration exemption shall be available in such event.

AWARD HOLDER

Signature
Print Name
Date

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

EXHIBIT C

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder Agreement”), dated                      is made by                    (the “Joining Party”), and delivered to D-Wave Systems Inc. (the “Company”) pursuant to the Company’s Shareholder Agreement dated April 14, 2020, as the same may be amended, modified, restated, supplemented or replaced from time to time (the “Shareholder Agreement”) entered into among the Company and the Bound Shareholders. Except as otherwise defined herein, capitalized terms used herein will have the meanings ascribed to such terms in the Shareholder Agreement.

WHEREAS the Joining Party wishes to become the registered and beneficial owner of the following Equity Securities (the “Securities”):

(a)	Option to purchase up to an aggregate of [INSERT NUMBER] Common Shares of the Company;

AND WHEREAS the Joining Party wishes to become a party to the Shareholder Agreement and is required to complete, execute and deliver to the Company this Joinder Agreement;

NOW THEREFORE THIS JOINDER AGREEMENT WITNESSES that in consideration of the premises, the mutual covenants and agreements set forth in this Joinder Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Joining Party makes the following representations and warranties to the Company and covenant, acknowledge and agree as follows:

1.	By executing and delivering this Joinder Agreement, the Joining Party hereby:

(a)	joins in the Shareholder Agreement for all purposes and agrees to be bound by and have the benefit of the provisions of the Agreement;

(b)	becomes a Bound Shareholder under, and as defined in, the Shareholder Agreement and with the same force and effect as if originally named therein as a Bound Shareholder;

(c)	agrees to all the terms and provisions of the Shareholder Agreement as they exist on the date hereof without amendment;

(d)	agrees that, from and after the date hereof, each reference in the Shareholder Agreement to “Bound Shareholder” shall mean and be a reference to the Joining Party; and

(e)	represents and warrants to and agrees with the Company that:

(i)

he/she has all the requisite capacity and authority to execute, deliver and perform his/her obligations under this Joinder Agreement and the Shareholder Agreement and the consummation of the transaction contemplated hereby has been duly and validly taken and that this Joinder Agreement constitutes a valid and legally binding agreement enforceable against him/her in accordance with its terms;

(ii)

he/she has provided to the Company all information in his/her care or possession requested by the Company with respect to his/her business and activities that is reasonably necessary to determine if the Joining Party is in competition with Company; and

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

(iii)	he/she satisfies the representations and warranties set out in Section 2.7 of the Shareholder Agreement.

2.

The Joining Party acknowledges and confirms that he/she has received a copy of the Shareholder Agreement and the schedules thereto, and has received such independent legal advice with respect to such agreement as the Joining Party considers necessary.

3.	This agreement will be governed by the laws in force in British Columbia and the laws of Canada applicable therein.

This Joinder Agreement may be signed in counterparts and may be delivered by pdf, email and other electronic means, and such counterparts together shall constitute one and the same instrument and shall be deemed to be executed on or as of the date first written above.

D-WAVE SYSTEMS INC.

Per:
(Authorized Signatory)

JOINING PARTY:

Name:

Address:

Tel:
Email:

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

SECTION 2.7 EXTRACTED FROM

D-WAVE SYSTEMS INC. SHAREHOLDER AGREEMENT

DATED APRIL 14, 2020

2.7 Bound Shareholders Representations & Warranties. Each Bound Shareholder hereby represents and warrants to each other Bound Shareholder and the Company that such Bound Shareholder as of the Reference Date or the date of the instrument under which the Bound Shareholder became party to this Agreement:

(a)

the Bound Shareholder is the registered and beneficial owner of the Equity Securities (or has disclosed in writing to the Company the identity of the beneficial owner which is acceptable to the Company, acting reasonably) shown beside the Bound Shareholder’s name in Schedule A attached to this Agreement (as such Schedule may be updated from time to time) and such Equity Securities are free and clear of any mortgage, lien or encumbrance or security interest, and the Bound Shareholder is not subject to any agreement under which any mortgage, lien, encumbrance or security interest may be created upon any of its Equity Securities;

(b)

the Bound Shareholder is not in any way subject or party to any unsatisfied judgments, consent decrees, injunctions, litigation, proceedings, actions or claims (and to the best of the knowledge of the Bound Shareholder no such matters are pending or threatened against the Bound Shareholder) which could result in a judgment against the Bound Shareholder leading to the impairment or loss of the Bound Shareholder’s title to or interest in its Equity Securities;

(c)

the execution, delivery and performance of this Agreement (including, if applicable, by a Joinder Agreement) has been duly authorized by such Bound Shareholder and this Agreement (or, if applicable, the Joinder Agreement) has been duly executed and delivered by or on behalf of such Bound Shareholder;

(d)

this Agreement (and, if applicable, the Joinder Agreement signed by such Bound Shareholder) constitute(s) the valid and binding obligation of such Bound Shareholder enforceable against such Bound Shareholder in accordance with its terms, subject to limitations on enforcement imposed by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of the rights of creditors and others and except to the extent that equitable remedies are only available in the discretion of the court from which they are sought;

(e)

if the Bound Shareholder is not an individual, the Bound Shareholder is not violating, contravening, breaching or creating a default under any law, statute, regulation, order, judgment or decree applicable to the Bound Shareholder by becoming party to this Agreement or performing the provisions of this Agreement;

(f)

if the Bound Shareholder is not an individual, the Bound Shareholder is duly created and is validly existing under the laws of its jurisdiction of creation and has the legal power, capacity, right and authority to own its assets and enter into and perform its obligations pursuant to this Agreement;

(g)

if the Bound Shareholder is an individual, the Bound Shareholder is not in a relationship in respect of which a property division that affects the Equity Securities pursuant to the Family Law Act (British Columbia), or any applicable similar legislation in any other jurisdictions, has occurred;

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION

(h)

if the Bound Shareholder is an individual, the Bound Shareholder is not violating, contravening, breaching or creating a default under any law, statute, regulation, order, judgment or decree applicable to him or her by becoming party to this Agreement or performing the provisions of this Agreement; and

(i)	if the Bound Shareholder is an individual, the Bound Shareholder has the capacity to enter into and perform his or her obligations pursuant to this Agreement.

D-WAVE SYSTEMS INC. - PROPRIETARY AND CONFIDENTIAL INFORMATION